August 12, 2024

Star Equity Holdings Announces Investment in Enservco Corporation

Marks Initial Entrance into the Energy Services and Transportation & Logistics Sectors

Old Greenwich, CT. - Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP) (“Star” or the “Company”), a diversified holding company, announced today that effective August 9, 2024, it completed an investment in Enservco Corporation (NYSE American: ENSV) (“Enservco” or “ENSV”), a Colorado-based Energy Services company that is expanding into the Transportation & Logistics sector via the acquisition of Buckshot Trucking, LLC (“Buckshot”).

Transaction Highlights

•Star issued 250,000 shares of its 10% Series A Cumulative Perpetual Preferred Stock (“STRRP”) to Enservco in exchange for 12.5 million ENSV common shares and share equivalents, representing $2.5 million in value using STRRP’s $10.00 per share liquidation preference.
•Star also made a $1 million short-term loan to Enservco in the form of a promissory note to facilitate the acquisition of Buckshot.
•Star will receive one seat on Enservco’s Board of Directors, which has been designated for Star’s CEO, Rick Coleman.

Enservco provides specialized well-site services to the domestic onshore oil and gas industry. Its current operating segments, Hot Oiling & Acidizing and Frac Water Heating, support drilling, completion, production, and maintenance activities spanning the life of oil and gas wells. Of note, as recently announced, Enservco is implementing a strategic repositioning of its operations via the partial sale of its Frac Water Heating business, and by entering the Transportation & Logistics sector via the acquisition of Buckshot.

Jeff Eberwein, Executive Chairman of Star, commented, “We are excited to partner with Enservco on this investment, which advances Star’s expansion strategy by further diversifying its portfolio beyond Building Solutions, marking our initial entry into the Energy Services and Transportation & Logistics sectors. We believe the strength of Enservco’s management team and its ongoing reorganization position it well for long-term growth. We look forward to participating in Enservco’s future success and believe this investment will be highly accretive to our shareholders.”

Additional Transaction Details

•Star’s short-term loan to Enservco has a 20% annualized interest rate and is collateralized by the STRRP shares issued to ENSV.
•At close, Star acquired approximately 20% of ENSV common shares and additional preferred shares convertible into ENSV common stock.
•All ENSV securities acquired in this transaction will be held in Star’s Investments division.

About Enservco Corporation

Based in Longmont, CO, with field locations in major oil and gas basins throughout the U.S., Enservco serves more than 300 E&P customers, including majors, mid-tier, and small independent operators. With one of the industry’s largest, most modern equipment fleets, the Company provides an array of complementary oilfield services that help customers increase efficiencies and maximize production. Through the recent acquisition of Buckshot Trucking, LLC,

Enservco has pivoted into Logistics, a less-seasonal, higher-margin business with multiple opportunities for organic and inorganic growth.

For more information, visit http://enservco.com/.

About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding company currently composed of two divisions: Building Solutions and Investments.

Building Solutions

Our Building Solutions division operates in three businesses: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Investments

Our Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Star Equity Holdings, Inc.	The Equity Group
Rick Coleman	Lena Cati

CEO	Senior Vice President
203-489-9508	212-836-9611
admin@starequity.com	lcati@equityny.com